UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 23, 2021

Martin Marietta Materials, Inc.
(Exact Name of Registrant as Specified in Its Charter)

North Carolina	1-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4123 Parklake Avenue, Raleigh, North Carolina		27612
(Address of Principal Executive Offices)		(Zip Code)

	(919) 781-4550
(Registrant’s Telephone Number, Including Area Code)

	Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	MLM	New York Stock Exchange

ITEM 8.01 – OTHER EVENTS.

On May 23, 2021, Martin Marietta Materials, Inc., a North Carolina corporation (“Martin Marietta”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain subsidiaries of Lehigh Hanson, Inc. (“Lehigh”) to acquire Lehigh’s West Region business for $2.3 billion in cash, subject to customary post-closing adjustments (the “Acquisition”).

Copies of the press release and investor presentation issued by Martin Marietta on May 24, 2021 in connection with the Acquisition are attached as Exhibit 99.1 and Exhibit 99.2 hereto and are incorporated herein by reference. The terms of the Purchase Agreement will be described in a subsequent filing on Form 8-K.

Cautionary Statement Concerning Forward-Looking Statements

This report and the documents incorporated by reference herein contain statements which, to the extent they are not recitations of historical fact, constitute forward-looking statements within the meaning of federal securities law. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and are based on assumptions that we believe in good faith are reasonable at the time the statements are made, but which may be materially different from actual results.  Investors can identify these statements by the fact that they do not relate only to historic or current facts.  The words “may”, “will”, “could”, “should”, “anticipate”, “believe”, “estimate”, “expect”, “forecast”, “intend”, “outlook”, “plan”, “project”, “scheduled” and other words of similar meaning in connection with future events or future operating or financial performance are intended to identify forward-looking statements. Any or all of Martin Marietta’s forward-looking statements in this release and in other publications may turn out to be wrong.

Statements and assumptions on future revenues, income and cash flows, performance, economic trends, the outcome of litigation, regulatory compliance and environmental remediation cost estimates are examples of forward-looking statements.  Numerous factors could affect our forward-looking statements and actual performance. In addition, other risks and uncertainties not presently known to us or that we currently consider immaterial could affect the accuracy of our forward-looking statements.

Except as required by law, we undertake no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report.

You should consider these forward-looking statements in light of risk factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2020 and other periodic filings made with the SEC.  All of our forward-looking statements should be considered in light of these factors. In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of our forward-looking statements, or adversely affect or be material to the Company.  Except as required by law, the Company undertakes no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this release.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 24, 2021.

99.2	Investor Presentation, dated May 24, 2021.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.

Date: May 24, 2021	By:	/s/ Roselyn R. Bar
		Name:	Roselyn R. Bar
		Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 24, 2021.

99.2	Investor Presentation, dated May 24, 2021.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.